UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

October 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Short Term Municipal Bond Fund	FSHAX	NSVCX	FSHYX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Chris Drahn, CFA, has been managing the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, Chris discussed the investment strategies and the Fund’s performance for the six-month period ending October 31, 2012.

How did the Fund perform during the six-month reporting period ending October 31, 2012?

The table in the Fund Performance and Expense Ratio section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending October 31, 2012. During this period, the Fund outperformed the S&P Municipal Bond Short Index. (Prior to November 2011, the Fund’s benchmark was the Barclays 3-Year Municipal Bond Index. The Fund is now compared to the S&P Municipal Bond Short Index because it more closely reflects the Fund’s investment universe.) The Fund also surpassed the results the Lipper Short Municipal Debt Funds Classification Average.

The Fund’s outperformance relative to the S&P Index was shaped by several contributing factors. One of these was the Fund’s duration, meaning its sensitivity to changes in interest rates. Because the portfolio’s average duration was slightly longer than the benchmark, the Fund was positioned to benefit to a somewhat greater extent from the beneficial effects of falling interest rates. Rates on the market’s shortest bonds did not have much room to fall, given how low rates already were on bonds with maturities of one to three years. However, the Fund’s exposure to a handful of bonds with maturities exceeding four years enabled the Fund to capture some of the performance benefits enjoyed by these longer securities, while still maintaining an average duration squarely within the short-term universe.

The Fund’s credit rating strategy also positively benefited the Fund’s performance. Given the continued low interest rate environment, investors were willing to accept additional credit risk in exchange for added income generating potential. As a result, the Fund’s overweighting in the lower half of the investment grade bond universe, bonds with credit ratings of BBB and A, proved helpful, while its corresponding de-emphasis of AAA and AA bonds was an advantage compared with the benchmark, adding to the Fund’s returns on a relative basis.

A third contributor to our positive results was the portfolio’s sector weighting breakdown. Specifically, the Fund was overweight in several sectors that typically include a large variety of higher yielding bonds, most notably, the health care and higher education

Nuveen Investments	5

groups. At the same time, the Fund was helpfully underweight in two sectors that failed to keep pace with the index. These were pre-refunded bonds which were at a relative performance disadvantage owing to their very high credit quality and very short maturities in an environment favoring bonds with the opposite characteristics and state general obligation (GO) bonds, another very high quality category that saw only modest appreciation during the six-month period.

While on a relative basis the Fund was generally favorably positioned, one factor that limited our upside during the reporting period was the Fund’s small exposure to cash and a few short-term securities in the portfolio. Although we sought to keep the Fund fully invested by redeploying the portfolio’s cash position in a timely manner, we nevertheless lost some investment potential by having even a small amount of cash in this very strong market for municipal securities. Similarly, the Fund’s short dated bonds generated a minimal positive return, which slightly hindered the Fund’s performance on a relative basis.

What strategies were used to manage the Fund during the six-month reporting period ended October 31, 2012?

Changes to the portfolio were relatively minor, as we focused primarily on maintaining the Fund’s favorable positioning. While managing the Fund, we are always cognizant of its role as a low volatility investment for our shareholders, and we therefore managed its duration in accordance with preserving the appropriate balance between the Fund’s total return potential and interest rate risk.

Given the healthy level of new investment inflows into the Fund, as well as the proceeds of called and maturing bonds during the period, we were regularly looking for new opportunities to invest those monies. We saw the best prospects among bonds with A and BBB credit ratings, reflecting the lower end of our investment grade bond universe, as we were able to find securities offering incremental yield at what we believed was a manageable level of credit risk. As a result of this increasing emphasis on lower investment grade rated bonds, the Fund’s allocation to AAA-rated and AA-rated issues showed a slight corresponding decline. At period end, the Fund maintained an overweighting in A-rated and BBB-rated issues while remaining underweight in AAA-rated and AA-rated securities.

Compared to the benchmark, the Fund was notably overweight in hospitals and higher education bonds, as we found good availability in these sectors and were able to take advantage of what we saw as favorable relative yields. At the same time, we remained underweight pre-refunded and state GO bonds, as we believed their very low yields made them weaker values relative to other opportunities in the marketplace.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to

6	Nuveen Investments

liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

All of the Fund’s share classes experienced a decrease to their monthly dividend in September 2012.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2012, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.07%	3.21%	3.10%	2.68%
Class A Shares at maximum Offering Price	-1.44%	0.61%	2.58%	2.42%
S&P Municipal Bond Short Index***	0.65%	1.86%	3.32%	3.02%
Barclays 3-Year Municipal Bond Index***	0.79%	2.55%	3.94%	3.32%
Lipper Short Municipal Debt Funds Classification Average***	0.69%	2.03%	2.32%	2.23%

Class I Shares	1.16%	3.39%	3.26%	2.84%

	6-Month	1-Year		Since Inception**
Class C Shares	0.90%	2.74%		2.16%

Average Annual Total Returns as of September 30, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.28%	2.81%	3.12%	2.76%
Class A Shares at maximum Offering Price	-1.24%	0.24%	2.60%	2.50%
Class I Shares	1.37%	2.99%	3.29%	2.92%

	6-Month	1-Year		Since Inception**
Class C Shares	1.11%	2.35%		2.21%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class C Shares	1.05%
Class I Shares	0.51%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A Shares and I Shares are from 10/25/02. Since inception returns for C Shares are from 8/31/11.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Yields as of October 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Short Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.84%	0.50%	0.69%
Class C Shares	1.53%	0.18%	0.25%
Class I Shares	2.06%	0.72%	1.00%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding Summaries as of October 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Short Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Education and Civic Organizations	22.3%
Health Care	20.5%
Tax Obligation/Limited	13.0%
Tax Obligation/General	13.0%
Transportation	9.3%
Utilities	6.5%
Industrials	6.2%
Other	9.2%

States/U.S. Territories[1]
California	8.3%
Pennsylvania	7.8%
Florida	6.7%
Texas	6.5%
Minnesota	5.6%
Arizona	5.4%
Illinois	5.1%
Colorado	5.0%
New York	4.8%
New Jersey	4.6%
Michigan	4.1%
Virginia	3.6%
Iowa	3.2%
Missouri	3.0%
Tennessee	2.1%
Ohio	1.9%
Georgia	1.7%
Kentucky	1.3%
Other	19.3%

1	As a percentage of total investments (excluding money market funds) as of October 31, 2012. Holdings are subject to change.

12	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Short Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/12)	$1,010.70	$1,009.00	$1,011.60	$1,021.63	$1,019.86	$1,022.58
Expenses Incurred During Period	$3.60	$5.37	$2.64	$3.62	$5.40	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.06% and .52% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 92.1%

	Alaska – 0.5%

$2,000	Alaska Student Loan Corporation, Education Loan Revenue Bonds, Senior Lien, Series 2012B-1, 0.370%, 12/01/43 (Mandatory put 6/01/13) (Alternative Minimum Tax)	No Opt. Call	AA–	$2,000,120
	Arizona – 4.0%

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,785,016

1,045	Maricopa County School District 31 Balsz, Arizona, General Obligation Bonds, School Improvement Project 2011 Series 2012, 2.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,065,283

5,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009, 1.250%, 6/01/34 (Mandatory put 5/29/14)	No Opt. Call	Baa1	5,005,750

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
775	3.000%, 7/01/13	No Opt. Call	A+	788,454
5,085	5.000%, 7/01/17	No Opt. Call	A+	5,965,620

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
200	3.000%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	AA+	205,888
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	134,282
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	311,307

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	814,869
14,870	Total Arizona			16,076,469
	Arkansas – 0.8%

2,780	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,259,022
	California – 6.4%

870	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2011, 4.000%, 7/01/13	No Opt. Call	BBB+	882,876

	California Health Facilities Financing Authority, Insured Refunding Revenue Bonds, Marshall Medical Center, Series 2012A:
300	3.000%, 11/01/13	No Opt. Call	A–	307,245
495	4.000%, 11/01/14	No Opt. Call	A–	526,621

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Serviices Inc., Refunding Series 1998A, 2.625%, 6/01/18 (Mandatory put 6/02/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,030,950

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,541,681

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,272,550

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,726,875

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	No Opt. Call	A	2,615,875

3,750	Long Beach Community College District, California, General Obligation Bonds, Series 2010A, 9.850%, 1/15/13	No Opt. Call	Aa2	3,823,650

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	576,315

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)

	Pioneers Memorial Healthcare District, California, General Obligation Bonds, Refunding Series 2012:
$450	3.000%, 10/01/13	No Opt. Call	BBB+	$458,874
675	3.000%, 10/01/14	No Opt. Call	BBB+	698,274

	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A:
200	2.000%, 9/02/13 – AGM Insured	No Opt. Call	AA–	202,008
400	3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA–	413,760

1,400	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 4.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,425,900

430	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 2.000%, 9/01/13	No Opt. Call	N/R	433,298

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,098,236

	West Kern Water District, California, Certificates of Participation, Series 2011:
350	3.000%, 6/01/13	No Opt. Call	AA–	354,557
630	3.000%, 6/01/14	No Opt. Call	AA–	647,527
860	3.000%, 6/01/15	No Opt. Call	AA–	897,376
600	3.000%, 6/01/16	No Opt. Call	AA–	627,684
24,225	Total California			25,562,132
	Colorado – 4.4%

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012:
210	2.000%, 7/15/14	No Opt. Call	A	212,090
175	2.250%, 7/15/17	No Opt. Call	A	175,691

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Stargate Charter School, Series 2002, 6.125%, 5/01/33 (Pre-refunded 5/01/13)	5/13 at 100.00	N/R (4)	514,605

1,010	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.000%, 5/15/13 – AGM Insured	No Opt. Call	AA–	1,033,472

3,345	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	AA–	3,738,941

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 4.000%, 1/01/15	No Opt. Call	N/R	515,710

2,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	2,572,800

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012:
300	3.000%, 1/01/13	No Opt. Call	BBB	300,738
350	4.000%, 1/01/14	No Opt. Call	BBB	357,595
505	4.000%, 1/01/15	No Opt. Call	BBB	525,589

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	879,850

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/13	No Opt. Call	BBB	1,021,610

1,610	Colorado Springs, Colorado, Utilities System Revenue Bonds, Series 2012C-1, 3.000%, 11/15/13	No Opt. Call	AA	1,656,046

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
125	3.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	Baa2	126,004
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	238,734
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	357,386

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)

$1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	$1,305,931

360	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding Series 2012, 2.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	365,202

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	243,707

	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012:
450	1.000%, 12/01/12	No Opt. Call	A	450,113
615	1.000%, 12/01/13	No Opt. Call	A	614,914
450	3.000%, 12/01/14	No Opt. Call	A	467,001
16,800	Total Colorado			17,673,729
	Connecticut – 1.1%

1,235	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Refunding Series 2011B, 1.250%, 9/01/28 (Mandatory put 9/03/13)	No Opt. Call	A	1,241,434

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	BBB	510,499
765	4.000%, 7/01/15	No Opt. Call	BBB	804,214

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
500	3.000%, 7/01/13 – AGM Insured	No Opt. Call	AA–	507,735
1,150	4.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,206,776
4,155	Total Connecticut			4,270,658
	Delaware – 0.8%

3,000	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 4.000%, 7/15/13	No Opt. Call	N/R	3,007,110
	District of Columbia – 0.7%

	District of Columbia, Revenue Bonds, Gallaudet University, Series 2011:
200	3.000%, 4/01/13	No Opt. Call	A+	201,544
250	3.000%, 4/01/14	No Opt. Call	A+	255,733

1,740	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2009A, 5.000%, 4/01/14	No Opt. Call	A–	1,847,706

515	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	570,733
2,705	Total District of Columbia			2,875,716
	Florida – 6.7%

1,380	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,512,052

5,175	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,692,345

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
170	3.000%, 6/01/13	No Opt. Call	A+	172,593
225	5.000%, 6/01/14	No Opt. Call	A+	239,846

250	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A+	259,485

650	Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/14	No Opt. Call	A	684,665

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)

$3,000	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	$3,369,180

	Florida Higher Educational Facilities Financing Authority, Revenue and Revenue Refunding Bonds, University of Tampa Project, Series 2012A:
250	3.000%, 4/01/13	No Opt. Call	BBB+	252,103
300	4.000%, 4/01/14	No Opt. Call	BBB+	311,127
300	4.000%, 4/01/15	No Opt. Call	BBB+	316,581

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
220	4.000%, 4/01/15	No Opt. Call	BBB+	231,891
435	4.000%, 4/01/16	No Opt. Call	BBB+	465,272

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA	1,126,330

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA	2,314,860

500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 3.000%, 11/15/12	No Opt. Call	A2	500,490

180	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 4.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	A2	183,906

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA–	1,098,090

500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	513,530

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
905	4.000%, 10/01/13	No Opt. Call	BBB	931,435
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,294,580
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,147,376

305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	326,451

	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA–	2,399,064
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA–	1,358,946
24,635	Total Florida			26,702,198
	Georgia – 1.7%

1,300	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/14	No Opt. Call	A+	1,369,758

1,300	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	1,310,218

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,345,440

330	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 4.000%, 10/01/14	No Opt. Call	Baa2	344,028

585	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series Series 2012A, 4.000%, 10/01/14	No Opt. Call	Baa2	609,868
6,715	Total Georgia			6,979,312

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii – 0.3%

$1,200	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	11/12 at 100.00	N/R	$1,223,820
	Illinois – 5.1%

700	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2011A, 3.000%, 4/01/13	No Opt. Call	A+	706,559

2,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	2,163,600

1,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012B, 4.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,060,470

4,025	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	A+	4,409,549

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	546,315

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A:
1,655	5.000%, 11/01/13	No Opt. Call	A2	1,716,947
1,105	5.000%, 11/01/14	No Opt. Call	A2	1,179,223

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation, Series 2010B, 0.000%, 5/15/50 (5)	1/13 at 15.82	N/R	6,030

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (5)	1/13 at 100.00	N/R	14,070

400	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A	434,248

275	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A	302,374

355	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/15	No Opt. Call	A	385,395

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
125	5.500%, 4/01/13 – AGM Insured	No Opt. Call	AA–	127,739
1,210	5.500%, 8/01/15 – SYNCORA GTY Insured	No Opt. Call	A	1,353,216

	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A:
300	2.000%, 1/01/13 – AGM Insured	No Opt. Call	Aa3	300,594
320	2.000%, 1/01/15 – AGM Insured	No Opt. Call	Aa3	326,320

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
250	2.000%, 10/01/13	No Opt. Call	Baa1	251,440
200	3.000%, 10/01/16	No Opt. Call	Baa1	208,010

	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A:
1,200	3.000%, 12/30/13 – AGM Insured	No Opt. Call	Aa3	1,226,136
1,145	4.000%, 12/30/14 – AGM Insured	No Opt. Call	Aa3	1,211,204
885	4.000%, 12/30/15 – AGM Insured	No Opt. Call	Aa3	953,304

790	Western Illinois University, Auxillary Facilities Revenue Bonds, Series 2012, 3.000%, 4/01/14	No Opt. Call	A	811,520

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA–	426,292
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA–	497,462
20,285	Total Illinois			20,618,017
	Indiana – 0.4%

1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Baptist Homes of Indiana, Series 2005, 5.000%, 11/15/13	No Opt. Call	A–	1,034,550

610	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/15	No Opt. Call	A3	634,809
1,610	Total Indiana			1,669,359

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 3.2%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
$100	3.000%, 6/15/13	No Opt. Call	A2	$101,374
230	4.000%, 6/15/14	No Opt. Call	A2	240,960
500	4.000%, 6/15/15	No Opt. Call	A2	534,270

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,298,109
2,305	5.000%, 7/01/20	No Opt. Call	A1	2,717,895

1,315	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 3.000%, 10/01/14	No Opt. Call	Baa3	1,365,049

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	225,469

	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-1:
375	2.600%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A	381,083
2,000	3.100%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A	2,065,380

3,900	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-1, 5.000%, 12/01/13	No Opt. Call	A1	4,071,132
12,095	Total Iowa			13,000,721
	Kansas – 1.3%

745	Dodge City, Kansas, General Obligation Bonds, Waterworks & Wastewater Utility Series 2012A, 2.000%, 9/01/13	No Opt. Call	A+	753,895

1,000	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 3.000%, 12/01/14	No Opt. Call	Baa1	1,032,110

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15	No Opt. Call	AA–	1,111,950

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14	No Opt. Call	AA–	1,082,330
1,000	5.000%, 11/15/16	No Opt. Call	AA–	1,143,550
4,745	Total Kansas			5,123,835
	Kentucky – 0.9%

3,000	Pikeville, Kentucky, Educational Facilities Revenue Bond, Pikeville College of Osteopathic Medicine, Bond Anticipation Notes, Series 2011, 4.000%, 5/01/13	No Opt. Call	N/R	3,045,300

750	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 4.000%, 3/01/13	No Opt. Call	A3	757,028
3,750	Total Kentucky			3,802,328
	Louisiana – 1.3%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State Univeristy Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
535	2.000%, 5/01/13 – AGM Insured	No Opt. Call	Aa3	538,884
305	2.000%, 5/01/14 – AGM Insured	No Opt. Call	Aa3	309,904
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa3	328,599
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	Aa3	329,644

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012:
260	2.000%, 6/01/13	No Opt. Call	A–	261,654
300	2.000%, 6/01/14	No Opt. Call	A–	303,675

1,050	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	1,145,456

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)

$500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilties Corporation – Phase I Project, Series 2012, 3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	$517,705

1,350	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 4.000%, 12/01/15	No Opt. Call	A3	1,466,343
4,930	Total Louisiana			5,201,864
	Maryland – 0.1%

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	416,587
	Massachusetts – 0.9%

600	Massachusetts Development Finance Agency, Revenue Bonds, Lasell College, Series 2011, 2.250%, 7/01/13	No Opt. Call	BBB	604,950

525	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	11/12 at 100.00	N/R	363,563

2,035	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	2,168,679

325	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 4.000%, 10/15/13	No Opt. Call	Baa1	333,297
3,485	Total Massachusetts			3,470,489
	Michigan – 4.1%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	684,862
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,287,900

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
500	5.000%, 10/01/14	No Opt. Call	BBB+	529,370
475	5.000%, 10/01/15	No Opt. Call	BBB+	513,204

	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A:
175	3.000%, 5/15/13	No Opt. Call	A2	176,808
430	4.000%, 5/15/15	No Opt. Call	A2	454,635

500	Lake Superior State University Board of Trustees, Michigan, General Revenue Refunding Bonds, Series 2012, 2.000%, 11/15/14 – AGM Insured	No Opt. Call	AA–	506,825

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
500	4.000%, 6/01/14	No Opt. Call	A+	521,165
250	5.000%, 6/01/14	No Opt. Call	A+	264,690

2,030	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,360,971

4,455	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 2.000%, 5/01/13	No Opt. Call	AAA	4,479,012

225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	254,558

1,315	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.250%, 12/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	1,379,830

500	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 3.625%, 11/15/14 – AGM Insured	No Opt. Call	AA–	528,350

595	Western Townships Utilities Authority, Michigan, Sewage Disposal System Bonds, Refunding Series 2012, 3.000%, 1/01/14 (WI/DD, Settling 11/01/12)	No Opt. Call	AA	611,606

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)

	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011:
$610	2.000%, 5/01/13	No Opt. Call	AA–	$613,410
1,120	3.000%, 5/01/14	No Opt. Call	AA–	1,149,355
15,605	Total Michigan			16,316,551
	Minnesota – 5.6%

325	Detroit Lakes, Minnesota, Housing and Health Facilities Revenue Bonds, Mankato Lutheran Home, Guaranteed by Ecumen Home Care Inc., Series 2004, 2.390%, 8/01/34	11/12 at 100.00	N/R	323,911

2,155	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 3.000%, 2/01/14	No Opt. Call	Aa2	2,226,158

1,000	Independent School District 194, Lakeville, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012C, 3.000%, 2/01/14	No Opt. Call	Aa2	1,033,530

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,777,950

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
100	2.000%, 11/15/13	No Opt. Call	N/R	100,184
400	2.250%, 11/15/14	No Opt. Call	N/R	401,428
705	2.600%, 11/15/15	No Opt. Call	N/R	710,548

1,000	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/12	No Opt. Call	A–	1,004,050

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,730,450

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	1,455,364

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 3.000%, 10/01/14	No Opt. Call	Baa3	510,320

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	968,231
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,145,631

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
270	2.000%, 12/01/13	No Opt. Call	Baa2	272,935
200	3.000%, 12/01/14	No Opt. Call	Baa2	207,204
210	3.000%, 12/01/15	No Opt. Call	Baa2	219,923

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 3.000%, 10/01/13	No Opt. Call	Baa2	505,975

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
325	3.000%, 10/01/13	No Opt. Call	Baa1	330,548
500	3.000%, 10/01/14	No Opt. Call	Baa1	515,720
450	4.000%, 10/01/15	No Opt. Call	Baa1	482,225
650	4.000%, 10/01/16	No Opt. Call	Baa1	707,493

2,210	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 2.000%, 2/01/14 (WI/DD, Settling 11/06/12)	No Opt. Call	AA+	2,255,725

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,098,050

350	Wayzata, Minnesota, Senior HousingEnhanced Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012b, 4.875%, 5/01/19	5/14 at 100.00	N/R	354,172
21,160	Total Minnesota			22,337,725

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi – 0.9%

$3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA–	$3,498,167
	Missouri – 2.9%

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
250	3.000%, 8/01/14	No Opt. Call	A	257,363
1,000	3.000%, 8/01/15	No Opt. Call	A	1,041,020

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011:
250	2.500%, 2/15/13	No Opt. Call	BBB+	250,628
360	2.750%, 2/15/14	No Opt. Call	BBB+	362,495

320	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	353,565

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16	11/14 at 100.00	A–	2,129,666

150	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 2.000%, 6/01/13	No Opt. Call	A–	150,882

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
240	3.000%, 10/01/13	No Opt. Call	BBB–	243,660
470	3.000%, 10/01/14	No Opt. Call	BBB–	482,549
480	3.000%, 10/01/15	No Opt. Call	BBB–	496,958
495	3.000%, 10/01/16	No Opt. Call	BBB–	509,533

475	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 3.000%, 10/01/13	No Opt. Call	BBB	483,493

340	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–	371,521

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,580,516

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A	597,729

240	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	254,342

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,036,583
11,005	Total Missouri			11,602,503
	Montana – 0.5%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA	2,055,218
	Nebraska – 0.2%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	273,990

725	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	725,058
975	Total Nebraska			999,048
	Nevada – 0.8%

	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012:
235	2.000%, 9/01/13	No Opt. Call	BBB+	236,828
250	3.000%, 9/01/14	No Opt. Call	BBB+	257,235

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)

$650	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Series 2007C, 5.000%, 6/15/13	No Opt. Call	AA–	$668,779

1,865	Clark County, Nevada, Local Improvement Refunding Bonds, Special Improvement District 142 Mountain’s Edge, Series 2012, 2.000%, 8/01/13	No Opt. Call	BBB–	1,874,176
3,000	Total Nevada			3,037,018
	New Jersey – 4.6%

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,000	5.000%, 7/01/14	No Opt. Call	BBB+	1,069,650
1,500	4.000%, 7/01/15	No Opt. Call	BBB+	1,610,085

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/13	No Opt. Call	BBB–	1,014,090

4,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	BBB+	4,307,280

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,280,080

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
975	3.000%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	AA	996,509
1,285	4.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	AA	1,361,830

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A+	3,756,611
16,860	Total New Jersey			18,396,135
	New Mexico – 0.5%

2,050	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,143,624
	New York – 3.2%

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A:
325	3.000%, 6/01/13	No Opt. Call	Aa3	329,196
815	3.000%, 6/01/14	No Opt. Call	Aa3	837,755

500	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Winthrop-University Hospital Association, Series 2012, 3.000%, 7/01/13	No Opt. Call	Baa1	506,575

830	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2012, 3.125%, 12/15/12 – AGC Insured	No Opt. Call	AA–	832,482

1,000	New York City, New York, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, Trips Obligated Group, Series 2012A, 5.000%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,022,670

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A–	2,033,100

300	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A, 3.000%, 5/01/13	No Opt. Call	BBB+	303,150

2,120	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	2,126,063

1,250	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	1,282,750

600	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011A, 4.000%, 6/01/13	No Opt. Call	AA–	613,056

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)

$1,265	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	BBB+	$1,301,963

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	BBB+	1,599,390
12,505	Total New York			12,788,150
	North Dakota – 1.1%

	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A:
225	2.500%, 7/01/13	No Opt. Call	A–	226,627
300	2.500%, 7/01/14	No Opt. Call	A–	302,811

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,262,315

	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
200	1.150%, 3/01/14	No Opt. Call	A	199,896
600	2.000%, 3/01/15	No Opt. Call	A	607,404
4,365	Total North Dakota			4,599,053
	Ohio – 1.9%

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	A+	849,182

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2011A:
560	3.000%, 1/01/13	No Opt. Call	A–	561,870
1,000	3.000%, 1/01/14	No Opt. Call	A–	1,020,370

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,023,400

4,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	4,034,360
7,345	Total Ohio			7,489,182
	Oklahoma – 0.3%

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,217,509
	Oregon – 0.9%

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	3,175,100

360	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 2.000%, 12/01/14	No Opt. Call	BBB	363,344
3,210	Total Oregon			3,538,444
	Pennsylvania – 7.8%

1,240	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	1,376,760

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012:
690	2.250%, 4/01/13	No Opt. Call	BB+	689,786
655	3.000%, 4/01/14	No Opt. Call	BB+	655,622

2,340	Penn Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2012A, 4.000%, 10/01/14	No Opt. Call	A1	2,491,590

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	3,047,610

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)

	Pennsylvania Higher Educational Facilities Authority, Pennsylvania, Revenue Bonds, Saint Francis University, Series 2012-LL2:
$130	2.000%, 5/01/13	No Opt. Call	BBB–	$130,551
165	2.000%, 11/01/13	No Opt. Call	BBB–	166,206

840	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	905,285

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13)	1/13 at 100.00	A–	725,363

3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 0.700%, 11/01/31 (Mandatory put 5/01/13)	5/13 at 100.00	A	3,000,150

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
100	3.000%, 7/01/13	No Opt. Call	BBB+	101,127
100	3.000%, 7/01/14	No Opt. Call	BBB+	102,350
320	3.000%, 7/01/15	No Opt. Call	BBB+	330,966

2,510	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 3.000%, 12/01/13	No Opt. Call	A–	2,573,905

1,780	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 4.000%, 7/01/13	No Opt. Call	BBB+	1,815,920

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2012, 5.000%, 4/15/14	No Opt. Call	A2	1,058,630

915	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011B, 3.000%, 9/01/13	No Opt. Call	AA	936,100

920	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 3.000%, 9/01/13	No Opt. Call	AA	941,215

500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2011A, 4.000%, 6/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	509,735

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A2	5,330,150

455	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A1	471,385

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
250	2.250%, 12/01/13 – AGM Insured	No Opt. Call	AA–	252,928
540	3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA–	564,554

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,446,494
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,525,118
30,000	Total Pennsylvania			31,149,500
	Puerto Rico – 1.0%

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 4.000%, 10/01/14	No Opt. Call	A–	524,915

2,500	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project, Series 2011C, 3.000%, 12/15/26 (Mandatory put 12/16/13) (Alternative Minimum Tax)	No Opt. Call	Baa1	2,518,350

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	AA–	529,540

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)

$370	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/14 – NPFG Insured	No Opt. Call	Baa1	$390,901
3,870	Total Puerto Rico			3,963,706
	Rhode Island – 0.7%

2,800	Rhode Island Health & Educational Building Corporation, Revenue Bonds, Lifespan Obligated Group, Series 2006A, 5.000%, 5/15/13	No Opt. Call	AA–	2,865,072
	South Carolina – 0.3%

590	South Carolina Jobs Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	604,715

500	South Carolina Jobs Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	544,810
1,090	Total South Carolina			1,149,525
	South Dakota – 0.6%

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,433,477

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	770,230
2,035	Total South Dakota			2,203,707
	Tennessee – 2.1%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A2	1,125,160

1,270	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,573,327

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
500	2.000%, 11/01/13	No Opt. Call	BBB+	505,715
1,000	2.000%, 11/01/14	No Opt. Call	BBB+	1,015,900
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,062,443
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,041,780

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A	2,048,778
7,620	Total Tennessee			8,373,103
	Texas – 4.4%

2,423	BB&T Various States Municipal Trust Pool, Texas, Class B Cerificates, Series 2011, 1.000%, 8/01/14	No Opt. Call	AA–	2,422,650

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,144,650

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+	1,040,140

425	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2009, 3.000%, 4/01/14	No Opt. Call	A	438,915

1,100	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/13	No Opt. Call	A2	1,142,284

1,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	A	1,031,410

2,005	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–	2,108,137

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)

$2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Allied Waste North America, Inc., Series 2008A, 0.450%, 1/01/20	1/13 at 100.00	BBB	$2,000,100

1,015	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/14	No Opt. Call	BBB+	1,091,511

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA–	1,540,154
1,070	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA–	1,179,151
1,355	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA–	1,560,174

1,000	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 2.000%, 8/15/13	No Opt. Call	A	1,007,150
16,818	Total Texas			17,706,426
	Virgin Islands – 0.3%

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB+	1,175,864
	Virginia – 3.6%

1,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008A, 5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	1,043,550

7,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.300%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	AAA	7,199,780

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	8/13 at 100.00	AA+	6,210,420
14,000	Total Virginia			14,453,750
	Washington – 1.1%

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	Aa3	1,126,110

205	Washington Health Care Facilities Authority, Revenue Bodns, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16	No Opt. Call	Baa3	220,170

	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012:
100	3.000%, 10/01/13	No Opt. Call	Baa1	101,534
150	3.000%, 10/01/14	No Opt. Call	Baa1	154,235
275	4.000%, 10/01/16	No Opt. Call	Baa1	296,337

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,225	5.000%, 7/01/13	No Opt. Call	Baa3	1,250,786
1,150	5.000%, 7/01/14	No Opt. Call	Baa3	1,201,129
4,105	Total Washington			4,350,301
	West Virginia – 0.6%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa2	1,006,010

1,500	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16)	No Opt. Call	BBB	1,513,755
2,500	Total West Virginia			2,519,765
	Wisconsin – 1.2%

130	Appleton, Wisconsin, Storm Water System Revenue Bonds, Series 2012, 2.000%, 4/01/14	No Opt. Call	Aa2	132,235

600	La Crosse, Wisconsin, General Obligation Bonds, Series 2012B, 2.000%, 12/01/13	No Opt. Call	AA	610,830

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	$1,116,820

765	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 2.500%, 10/15/13	No Opt. Call	A+	778,824

350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 3.000%, 8/15/13	No Opt. Call	BBB+	354,883

1,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 2.500%, 8/15/13	No Opt. Call	A+	1,041,728

270	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	A+	295,982

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	504,515
4,640	Total Wisconsin			4,835,817
	Wyoming – 0.3%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	208,702
530	4.000%, 9/15/15	No Opt. Call	A3	563,835
300	4.000%, 9/15/16	No Opt. Call	A3	321,582
1,030	Total Wyoming			1,094,119
$350,113	Total Municipal Bonds (cost $358,920,965)			368,792,468

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 11.7%

	Money Market Funds – 3.6%

14,377,011	First American Tax Free Obligations Fund, Class Z, 0.007% (6)			$14,377,011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 8.1%

	Arizona – 1.4%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Variable Rate Demand Obligations, Friendship Retirement Corporation, Senior Lien, Series 1997, 0.310%, 1/01/27 (7)	1/13 at 100.00	A-1+	$5,500,000
	California – 1.9%

3,335	California Municipal Finance Authority, Variable Rate Demand Obligations, Revenue Bonds, Goodwill Industries of Orange County, Variable Rate Demand Obligations, Series 2008, 0.260%, 10/01/33 (7)	12/12 at 100.00	F-1+	3,335,000

4,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Variable Rate Demand Obligations, Refunding Series 2010B, 0.500%, 8/01/24 (Mandatory put 2/01/13) (7)	2/13 at 100.00	A-2	4,500,000
7,835	Total California			7,835,000
	Colorado – 0.6%

2,075	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligations, Series 2004, 0.310%, 7/01/34 (7)	1/13 at 100.00	A-1+	2,075,000

170	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2012, 2.000%, 11/01/12 – AGM Insured (7)	No Opt. Call	A-1+	170,000
2,245	Total Colorado			2,245,000

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 0.4%

$1,430	Kentucky Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Variable Rate Demand Obligations, Refunding 2010B, 0.550%, 4/01/31 – AGM Insured (Mandatory put 3/03/13) (7)	3/13 at 100.00	A-2	$1,430,000
	Missouri – 0.1%

270	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Variable Rate Demand Obligations, Series 2011, 3.000%, 11/01/13 (7)	No Opt. Call	A-2	275,902
	New York – 1.6%

6,500	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Variable Rate Demand Obligations, Refunding Series 2012, 0.650%, 5/01/30 (Mandatory put 2/01/13) (7)	No Opt. Call	A-2	6,500,000
	Texas – 2.1%

3,000	Houston Higher Education Finance Corporation, Texas, Revenue Bonds, Rice University, Variable Rate Demand Obligations, Series 2006A, 0.240%, 11/15/29 (7)	12/12 at 100.00	A-1	3,000,000

5,500	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc. Project, Variable Rate Demand Obligations, Series 2012, 0.650%, 1/01/26 (Mandatory put 2/01/13) (Alternative Minimum Tax) (7)	No Opt. Call	A-2	5,500,000
8,500	Total Texas			8,500,000
$32,280	Total Municipal Bonds			32,285,902
	Total Short-Term Investments (cost $46,662,913)			46,662,913
	Total Investments (cost $405,583,878) – 103.8%			415,455,381
	Other Assets Less Liabilities – (3.8)%			(15,136,266)
	Net Assets – 100%			$400,319,115

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Assets and Liabilities (Unaudited)

October 31, 2012

Assets
Long-term investments, at value (cost $358,920,965)	$368,792,468
Short-term investments (at cost, which approximates value)	46,662,913
Receivables:
Interest	4,357,161
Shares sold	2,035,790
Other assets	4,091
Total assets	421,852,423
Liabilities
Cash overdraft	6,785,896
Payables:
Dividends	504,391
Investments purchased	11,142,402
Shares redeemed	2,882,141
Accrued expenses:
Management fees	163,682
Directors fees	6,111
12b-1 distribution and service fees	12,194
Other	36,491
Total liabilities	21,533,308
Net assets	$400,319,115
Class A Shares
Net assets	$63,887,497
Shares outstanding	6,264,188
Net asset value per share	$10.20
Offering price per share (net asset value per share plus maximum sales charge of 2.50% of offering price)	$10.46
Class C Shares
Net assets	$5,071,402
Shares outstanding	497,839
Net asset value and offering price per share	$10.19
Class I Shares
Net assets	$331,360,216
Shares outstanding	32,493,413
Net asset value and offering price per share	$10.20
Net assets consist of:
Capital paid-in	$390,423,674
Undistributed (Over-distribution of) net investment income	422,966
Accumulated net realized gain (loss)	(399,028)
Net unrealized appreciation (depreciation)	9,871,503
Net assets	$400,319,115
Authorized shares – per class	2 billion
Par value per share	$0.0001

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended October 31, 2012

Investment Income	$4,525,243
Expenses
Management fees	803,364
12b-1 service fees – Class A	48,979
12b-1 distribution and service fees – Class C	8,123
Shareholder servicing agent fees and expenses	41,486
Custodian’s fees and expenses	53,414
Directors fees and expenses	5,192
Professional fees	18,426
Shareholder reporting expenses	10,600
Federal and state registration fees	33,852
Other expenses	1,513
Total expenses	1,024,949
Net investment income (loss)	3,500,294
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	57,629
Change in net unrealized appreciation (depreciation) of investments	458,746
Net realized and unrealized gain (loss)	516,375
Net increase (decrease) in net assets from operations	$4,016,669

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 10/31/12	Year Ended 4/30/12
Operations
Net investment income (loss)	$3,500,294	$7,001,170
Net realized gain (loss) from investments	57,629	347,473
Change in net unrealized appreciation (depreciation) of investments	458,746	5,666,989
Net increase (decrease) in net assets from operations	4,016,669	13,015,632
Distributions to Shareholders
From net investment income:
Class A	(466,356)	(363,371)
Class C	(22,833)	(2,244)
Class I	(3,375,307)	(6,362,952)
From accumulated net realized gains:
Class A	—	—
Class C	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(3,864,496)	(6,728,567)
Fund Share Transactions
Proceeds from sale of shares	161,440,011	208,239,858
Proceeds from shares issued to shareholders due to reinvestment of distributions	801,776	743,063
	162,241,787	208,982,921
Cost of shares redeemed	(102,002,945)	(160,478,455)
Net increase (decrease) in net assets from Fund share transactions	60,238,842	48,504,466
Net increase (decrease) in net assets	60,391,015	54,791,531
Net assets at the beginning of period	339,928,100	285,136,569
Net assets at the end of period	$400,319,115	$339,928,100
Undistributed (Over-distribution of) net investment income at the end of period	$422,966	$787,168

See accompanying notes to financial statements.

32	Nuveen Investments

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Nuveen Investments	33

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
Year Ended 4/30
2013(g)	$10.19	$.09	$.02	$.11	$(.10)	$—	$(.10)	$10.20	1.07%
2012	9.98	.20	.21	.41	(.20)	—	(.20)	10.19	4.15
2011(e)	9.98	.16	(.02)	.14	(.14)	—	(.14)	9.98	1.41
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98	4.38
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74	2.17
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79	4.17
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70	3.22
CLASS C (8/11)
Year Ended 4/30
2013(g)	10.18	.07	.02	.09	(.08)	—	(.08)	10.19	.90
2012(f)	10.13	.10	.06	.16	(.11)	—	(.11)	10.18	1.61
CLASS I (10/02)
Year Ended 4/30
2013(g)	10.19	.10	.02	.12	(.11)	—	(.11)	10.20	1.16
2012	9.98	.23	.20	.43	(.22)	—	(.22)	10.19	4.33
2011(e)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98	1.54
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98	4.53
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74	2.32
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79	4.33
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70	3.37

34	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$63,887	.71	%*	1.68	%*	.71	%*	1.68	%*	16%
34,793	.73		2.01		.73		2.01		39
7,790	.89	*	1.73	*	.71	*	1.91	*	21

7,168	1.06		1.49		.74		1.81		45
3,376	1.11		2.35		.75		2.71		70
2,308	1.11		2.69		.75		3.05		58
2,410	1.08		2.61		.75		2.94		57

5,071	1.06	*	1.32	*	1.06	*	1.32	*	16
1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

331,360	.52	*	1.91	*	.52	*	1.91	*	16
304,109	.53		2.27		.53		2.27		39
277,347	.67	*	1.94	*	.55	*	2.06	*	21

310,783	.81		1.74		.59		1.96		45
178,950	.86		2.58		.60		2.84		70
143,985	.86		2.94		.60		3.20		58
161,468	.83		2.86		.60		3.09		57

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the ten months ended April 30, 2011.
(f)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(g)	For the six months ended October 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Short Term Municipal Bond Fund (the “Fund”), as a diversified fund, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisers, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

The Fund may utilize futures contracts and options on futures contracts (“derivatives”) in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

36	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,866,500.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge of 2.50% and incur a .20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .35% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended October 31, 2012, the Fund did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures and options contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended October 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

38	Nuveen Investments

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$368,792,468	$—	$368,792,468
Short-Term Investments*:
Money Market Funds	14,377,011	—	—	14,377,011
Municipal Bonds	—	32,285,902	—	32,285,902
Total	$14,377,011	$401,078,370	$—	$415,455,381
*	Refer to the Fund’s Portfolio of Investments for state classifications, where applicable.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended October 31, 2012.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 10/31/12		Year Ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,509,847	$35,801,514	3,089,516	$31,346,987
Class C	416,106	4,239,269	100,659	1,023,985
Class I	11,902,123	121,399,228	17,366,166	175,868,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	39,098	398,739	30,675	311,311
Class C	2,220	22,609	193	1,968
Class I	37,301	380,428	42,427	429,784
	15,906,695	162,241,787	20,629,636	208,982,921
Shares redeemed:
Class A	(697,792)	(7,115,782)	(487,624)	(4,954,870)
Class C	(21,256)	(216,440)	(83)	(846)
Class I	(9,282,989)	(94,670,723)	(15,363,848)	(155,522,739)
	(10,002,037)	(102,002,945)	(15,851,555)	(160,478,455)
Net increase (decrease)	5,904,658	$60,238,842	4,778,081	$48,504,466

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended October 31, 2012, aggregated $115,545,163 and $56,118,894, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$405,583,878
Gross unrealized:
Appreciation	$10,745,082
Depreciation	(873,579)
Net unrealized appreciation (depreciation) of investments	$9,871,503

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets at April 30, 2012, the Fund’s last tax year end, as follows:

Capital paid-in	$8,062
Undistributed (Over-distribution of) net investment income	(8,062)
Accumulated net realized gain (loss)	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2012, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income*	$1,391,585
Undistributed net ordinary income**	—
Undistributed net long-term capital gains	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2012 through April 30, 2012 and paid on May 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

40	Nuveen Investments

The tax character of distributions paid during the Fund’s last tax year ended April 30, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$6,583,563
Distributions from net ordinary income**	2
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2012, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
April 30, 2015	$71,885
April 30, 2017	312,109
Total	$383,994

During the Fund’s last tax year ended April 30, 2012, the Fund utilized $347,473 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund’s last tax year ended April 30, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.2500%
For the next $125 million	.2375
For the next $250 million	.2250
For the next $500 million	.2125
For the next $1 billion	.2000
For net assets over $2 billion	.1750

The annual complex-level fee for the Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for the Fund is as follows:

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2012, the complex-level fee rate for the Fund was .1907%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed .60% through March 31, 2013 of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse Fund expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2012, Nuveen Securities, LLC, (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$169,954
Paid to financial intermediaries	164,789

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$174,755

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the six months ended October 31, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$7,268

42	Nuveen Investments

The remaining 12b-1 fees charged to the Fund was paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2012, as follows:

CDSC retained	$3,777

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness

44	Nuveen Investments

to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Fund had a slightly higher net expense ratio than its peer average, but net management fees in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs,

46	Nuveen Investments

types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-STMB-1012P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 7, 2013